EXHIBIT A

                            Agreement of Joint Filing

Each of the undersigned hereby agrees that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended, the Statement dated February 10, 2000, containing the information required by
Schedule 13G, for the shares of Common Stock of Chemdex Corporation which are held of record by Galen Partners III, L.P., Galen Partners International III, L.P., Galen Employee Fund III, L.P., and L. John Wilkerson and beneficially owned by the undersigned.

Each of the undersigned hereby expressly disclaims beneficial ownership of any of such shares as to which he or it does not have an actual pecuniary interest.

DATED:  February 10, 2000


                                        GALEN PARTNERS III, L.P.

                                        By:  Claudius, LLC
                                             General Partner


                                        By:  /s/ Bruce F. Wesson
                                           -------------------------------------
                                             Name:  Bruce F. Wesson
                                             Title: Senior Managing Member


                                        GALEN PARTNERS INTERNATIONAL III, L.P.

                                        By:  Claudius, LLC
                                             General Partner


                                        By:  /s/ Bruce F. Wesson
                                           -------------------------------------
                                             Name:  Bruce F. Wesson
                                             Title: Senior Managing Member


                                        GALEN EMPLOYEE FUND III, L.P.

                                        By:  Wesson Enterprises, Inc.
                                             General Partner


                                        By:  /s/ Bruce F. Wesson
                                           -------------------------------------
                                             Name:  Bruce F. Wesson
                                             Title: President

                                             /s/ L. John Wilkerson
                                        ----------------------------------------
                                                   L. John Wilkerson


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